UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) September 12, 2000


                      SUPERIOR ENERGY SERVICES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                      0-20310                75-2379388
(STATE OR OTHER JURISDICTION    (COMMISSION               (IRS EMPLOYER
   OF INCORPORATION)          IDENTIFICATION NO.)          FILE NUMBER)



            1105 Peters Road, Harvey, Louisiana        70058
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



                              (504) 362-4321
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.   OTHER EVENTS.


     On September 11, 2000, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits.

           99 Press release issued by Superior Energy Services, Inc. on September 11, 2000, announcing the acquisition of Drilling Logistics, Inc. and the signing of a letter of intent to acquire International Snubbing Services, Inc. (ISS) and its affiliated companies Southeast Australian Services Pty, Ltd., and Imperial Snubbing Services, Ltd.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SUPERIOR ENERGY SERVICES, INC.



                              By:    /S/ ROBERT S. TAYLOR

                                          Robert S. Taylor
                                       Chief Financial Officer

Dated: September 11, 2000